UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 23, 2006

                               HMN Financial, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)

           Delaware                     0-24100                41-1777397
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)



                 1016 Civic Center Drive Northwest
                            PO Box 6057
                       Rochester, Minnesota                       55903-6057
             (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (507) 535-1200
            ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

2005 Bonuses
------------

On January 24, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of HMN Financial, Inc. (the "Company") authorized payment of a $160,000 cash bonus to Michael McNeil, the Company's President and Chief Executive Officer, after performance targets were achieved in accordance with his 2005 bonus plan, a description of which was filed as Exhibit 10.1 the Company's Current Report on Form 8-K dated January 24, 2005 and filed January 28, 2005.

In addition, the Compensation Committee exercised its discretion to pay cash bonuses to each of the Company's other executive officers in the following amounts:

Name - 2005 Bonus

Bradley C. Krehbiel - $33,800
Jon J. Eberle - $31,250
Susan K. Kolling - $26,778
Dwain C. Jorgensen - $25,685

2006 Base Salaries
------------------

On January 24, 2006, the Compensation Committee authorized the following increases to the base salaries of the Company's executive officers. On January 26, 2006 the Compensation Committee authorized an increase to the base salary of the Company's President and Chief Executive Officer, Michael McNeil. All increase were effective January 1, 2006:

Name - 2005 Base Salary; 2006 Base Salary

Michael McNeil - $300,000; $310,000
Bradley C. Krehbiel - $135,200; $150,000
Jon J. Eberle - $125,000; $130,000
Susan K. Kolling - $107,110; $110,325
Dwain C. Jorgensen -$102,740; $105,825

2006 Bonus Plan
---------------

On January 26, 2006, the Compensation Committee adopted a cash bonus plan for Michael McNeil, the Company's President and Chief Executive Officer. A description of this plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On January 23, 2006 the Company issued a press release, which is furnished as
Exhibit 99, and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits (the following exhibits are furnished to the SEC)


Exhibit Number      Description
--------------      -----------
   10.1             Description of Michael McNeil 2006 Bonus Plan
   99               Press release dated January 23, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HMN Financial, Inc.
                                  (Registrant)

Date: January 27, 2006             /s/ Jon Eberle
                                   -----------------------------
                                   Jon Eberle, SVP/CFO/Treasurer

                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
   10.1             Description of Michael McNeil 2006 Bonus Plan
   99               Press release dated January 23, 2006